Exhibit 13.1

Certification Pursuant to Rule 13a-14(b) or Rule 15d-14(b) of
the Securities Exchange Act of 1934, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
18 U.S.C. Section 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Ryanair Holdings plc (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the fiscal year ended March 31, 2016 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

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/s/ MICHAEL O’LEARY
Michael O’Leary
Chief Executive Officer

Date: July 22, 2016

/s/ NEIL SORAHAN
Neil Sorahan
Chief Financial Officer

Date: July 22, 2016

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.